SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported):  December 15, 1997



                           LAHAINA ACQUISITIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

       Colorado                     0-27480                  84-1325695
       --------                     -------                  ----------
(State of Incorporation)    (Commission File Number)       (IRS Employer
                                                         Identification No.)


   5459 S. Iris Street, Littleton, Colorado                    80123
   ----------------------------------------                    -----
   (Address of principal executive office)                  (Zip Code)


      Registrant's telephone number, including area code: (303) 986-6923
                                                          --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

                              LAHAINA ACQUISITIONS

                                    FORM 8-K
                                 CURRENT REPORT


Item 1.    Changes in Control of Registrant
-------------------------------------------

NOT APPLICABLE

Item 2.    Acquisition or Disposition of Assets
-----------------------------------------------

NOT APPLICABLE

Item 3.    Bankruptcy or Receivership.
--------------------------------------

NOT APPLICABLE

Item 4.    Changes in Registrant's Certifying Accountant
--------------------------------------------------------

      On December 15, 1997, the Registrant engaged Millward & Co. CPAs, to act as the Registrant's independent certified public accountant. Millward & Co. CPAs replaces KPMG, 130 Dufferin Avenue, Suite 1400, London Ontario, Canada, who the Registrant terminated its relationship with on December 15, 1997.

      Since the Registrant appointed KPMG on or before November 3, 1997, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. KPMG did not prepare any financial statements for the Registrant.

      The Registrant, since the appointment of KPMG, has determined that it is in the best interest of the Registrant to not operate in Canada at this time and has concluded that the Registrant as a whole would be better served by a domestic accounting firm with knowledge of generally accepted audit standards. Accordingly, at the request of the Board of Directors, the Registrant has terminated its relationship with KPMG and engaged Millward & Co. CPAs.

      The Registrant has authorized KPMG to respond fully to the inquiries of Millward & Co. CPAs and has requested that KPMG provide the Registrant with a letter addressed to the SEC, as required by Item 304(a)(3) of Regulation S-K, so that the registrant can file such a letter with the SEC within ten business days after the filing of the report.

Item 5.    Other Events
-----------------------

NOT APPLICABLE

Item 6.    Resignation of Registrant's Directors
------------------------------------------------

NOT APPLICABLE

Item 7     Financial Statements and Exhibits
--------------------------------------------

NOT APPLICABLE

Item 8     Change in Fiscal Year
--------------------------------

NOT APPLICABLE

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LAHAINA ACQUISITIONS, INC.



Date:  December 17, 1997                   By: /s/ Graham Cooper
      -------------------                      --------------------------
                                               Graham Cooper, President